UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Emerging Markets Stock Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets overcame several speed bumps during the period but resumed their rally as investors were encouraged by accelerating economic growth. While markets seesawed due to the deepening debt crisis in Europe and China’s preoccupation with inflation, markets across the emerging universe recorded solid gains on the continued improvement of consumer spending, business investment, and well-capitalized banks. The durability of emerging markets was in sharp contrast to the weakness of many developed market economies.

PERFORMANCE REVIEW

In the six-month period ended April 30, 2010, your fund returned 12.51%, outperforming the MSCI Emerging Markets Index but slightly trailing the Lipper Emerging Markets Funds Average.

Over the past six months, every sector in the portfolio produced gains, with solid returns in information technology (IT) and materials helping fund performance. Health care led the absolute returns, but our allocation to the sector is marginal. Financials, the fund’s largest holding at 26.6%, was among the lower-performing sectors in absolute terms due to concerns over the sovereign debt crisis in Europe and measures by China to slow growth through tightening. In relative terms, IT, consumer discretionary, and consumer staples stocks contributed positively to results. An underweight to energy and good stock selection in utilities also added to relative performance. On the downside, stock selection in materials and an underweight to the sector hurt relative performance due to concerns that rising raw materials prices could stymie growth in the construction industry. Our holdings in China and South Korea were a drag on relative results, while holdings in Brazil and a resurgent Mexico added to performance.

MARKET AND PORTFOLIO REVIEW

Emerging markets showed few of the economic cracks that were visible among European countries saddled with debt and slow growth. Developing countries continued to revise growth estimates upward, while Europe struggled with growing debt and nervous investors wondering where the next bad news would materialize. The rebound in the U.S. economy fed the trade pipeline between the U.S. and Latin America. Brazil increased its growth projection to around 6%, the second-highest level in two decades, while China tightened credit due to concerns that robust economic growth could spur inflation. For the time being, it seemed, emerging economies would go their own way, as was evidenced by the staggering increase in trade between powerhouses Brazil and China, which reached $36.1 billion in 2009. In fact, China displaced the U.S. as Brazil’s biggest trade partner. Every emerging market region posted double-digit returns. The Europe, Middle East, and Africa region was bolstered by Russia, which benefited from a recovering consumer, as well as gains among banks and commodities during the period. In Latin America, Mexico produced solid gains from increased consumer spending. Brazil, the fund’s second-largest country allocation, weakened somewhat due to fears of inflationary pressures. In Asia, China’s hawkish moves to rein in inflation continued to muffle gains, and our largest country holding ended the period virtually flat. However, other markets in the region, such as India and South Korea, produced excellent gains. India benefited from getting its elections behind it, while South Korea continued to benefit from a weaker currency that fueled its export business.

Pacific Ex-Japan
Emerging Asian markets gained nearly 8% in dollar terms in the six-month period ended April 30, 2010. China remains our largest country allocation at more than 20% of the portfolio, and its relatively poor performance hampered results. The country’s flat returns for the last six months reflect concerns among investors that the economy could overheat. The government appears to agree. It has projected growth to run over 11% and has put the brakes on some forms of lending to curb inflation. We think growth rates will be 8% to 9% and that fears of overheating are somewhat overstated. What’s more, the country’s long-term growth story remains intact, much as it is in India and other developing Asian economies. Interestingly, index heavyweight Taiwan appears to offer fewer growth opportunities, and we have sharply curbed our holdings there. As a result, we have a lower allocation to Asia than our benchmark, even after accounting for our overweight to China.

Our holdings in China’s financials sector hurt results due to the growing unease about the real estate sector and robust growth. Bank of China and Industrial & Commercial Bank of China were adversely affected. Several holdings in the materials sector also performed poorly due to lower earnings estimates, higher prices, and consolidation in the sector. They include China Shanshui Cement and China National Building. Nevertheless, we think long-term prospects for quality construction companies are solid. Chinese Internet software and services companies continued to perform well. The portfolio benefited from gains in our longtime position in Tencent Holdings, the popular free instant messaging service in China. The company lost ground at the end of the reporting period because investors became worried that the gaming part of its business was topping out. However, we continue to like the company’s long-term prospects. Baidu, the leading Chinese Internet search engine, also continued to appreciate during the period. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our India holdings registered solid gains during the last six months, as economic growth continues at a relatively healthy clip. Stock selection helped performance, particularly among infrastructure, consumer discretionary, and financial stocks. Mundra Port, India’s largest private port, performed well as trade revived both globally and in India. Other industrials and business services companies that performed well included Jaiprakash Associates and Container Corp. of India (Concor), a subsidiary of Indian Railways. Bajaj Auto, the country’s second-largest motorcycle company, benefited from a successful product launch and continues to see market share gain and strong profit growth. Over the last six months, we made purchases in Infosys Technologies, a leading IT offshore services company.

South Korea’s economy continued to expand as the country enjoys strong exports to China and other countries. Samsung Electronics reported strong earnings, and the cheaper won helped make it the fund’s top contributor. Another top performer was LG Household & Health Care. Steelmaker Posco, which we purchased during the last cycle, also reported strong gains. However, building products company KCC and commercial bank Hana Financial hampered relative results. South Korea remains the fund’s third-largest allocation, but we have reduced our holdings to take advantage of other growth areas.

Europe, the Middle East, and Africa (EMEA)
The EMEA region gained more than 14% in the past six months in dollar terms. The strong gains were fueled by recovering economies in Russia and Turkey, our top two country allocations to the region, which showed brisk returns in the retail and energy space. Our overweight to Russia and favorable stock selection contributed to strong performance. The environment for Russian food retailers Magnit and X5 Retail Group was quite favorable in the last six months. These consumer staples companies were the fund’s top performers in absolute terms. Magnit generated accelerating revenue growth in recent months, helped by increased traffic in its stores, while X5 Retail Group is benefiting from reduced operational costs and a visible discounting campaign. Our holdings in other Russian sectors generally produced good returns. In the financials sector, Sberbank rebounded from deeply discounted valuations. Our positioning in energy stocks, which we believe offer a mix of good production growth and excellent reserves, also worked to our advantage. One of our top contributors in the entire portfolio was Novatek, the largest independent natural gas producer in Russia and one of the largest in the world. Novatek is a quality company with a strong asset base, good political connections, and high returns operating in an industry where prices should rise over time. Energy giant Gazprom lost ground.

In Turkey, strong economic growth and its steady currency attracted capital from overseas investors and pushed stocks considerably higher. We added to our overweight, which helped performance. During the period, our Turkish bank stocks—Turkiye Garanti Bankasi and Turkiye Halk Bankasi—performed well, and the improving economy helped the banks benefit from a strong financial position. Discount retailer BIM Birlesik Magazalar also performed well, helped by strong earnings and revenue growth.

We have maintained an underweight in the Middle East and Africa due to our small positions in South Africa, where growth prospects are less robust than in most emerging economies. We hold the gold producer AngloGold and MTN Group, a telecom company with a wide reach on the continent. We also hold Truworths, a department store that is executing well. We maintain several positions in banks in Qatar and Oman, which have relatively strong economies, and in the United Arab Emirates, where we have a position in DP World, a leading global port operator that is expanding capacity rapidly in a number of new ventures.

Latin America
Latin American markets gained 12% in dollar terms in the last six months. Stock selection within the region contributed the most to fund performance. It remains the largest regional overweight by a comfortable margin, though we have trimmed some of our holdings following the strong performance. Brazil, the region’s largest allocation, helped fund performance due to rallies in our holdings in financials, as well as positive results from consumer and materials stocks. Our largest positions in the sector are in the metals and mining industry, including Brazil’s Vale, which should continue to benefit from the recovering global economy, and the country’s largest steelmaker Usinas Siderurgicas de Minas Gerais, which is enjoying rising prices. The fund’s largest exposure to financial stocks is in Brazil, where we added to our position in Banco Itau (Itau). Itau is a well-capitalized bank run by high-quality management in an underpenetrated and consolidating industry. We believe Itau offers attractive growth at reasonable valuations. Mexico’s Grupo Financiero Banorte also performed strongly. Financial stocks traditionally serve as a proxy for gross domestic product (GDP) expansion, and we are optimistic about growth prospects for the region.

Range-bound oil prices, higher capital expenditures, and lower-than-expected production growth weighed on Brazilian oil and gas giant Petroleo Brasileiro (Petrobras) during the period, and we reduced our position in the company. However, the firm’s long-term prospects remain positive. Petrobras has a strong competitive position, a highly attractive asset base, and the potential for solid growth. It should benefit operationally and financially from increased global demand. Losses in the energy sector were mitigated somewhat by our holding in Tenaris, an Argentine producer of pipes for the oil and gas industry that has good management and reasonable valuations.

In Mexico, retail discounter Wal-Mart de Mexico was the fund’s second-highest performer due to its competitive position, its entry into new high-growth markets, and the country’s strong consumer base. The company’s expansion plans remain intact, even though the consumer environment is softening. America Movil, Latin America’s largest wireless telecommunications services provider, performed well against a backdrop of overall strength in the region’s markets. With 165 million subscribers, steady cash flows, and solid management, the company should deliver strong earnings growth over the next few years as wireless penetration reaches new highs and margins continue to improve.

OUTLOOK

Emerging markets have now produced healthy gains for the third straight six-month period. We certainly welcome these results and see many encouraging signs of long-term growth. Developments in education, business investment, and research and development have created a climate for sustained growth in much of the emerging world. A burgeoning middle class, newly minted skilled laborers, and international trade are a promising set of developments to propel many countries forward.

The recent weakness in Europe and the cooling measures in China have prompted renewed concerns about the prospects for global growth. While markets may remain nervous and volatile in the short term, we believe the current correction should offer us good opportunities as the fundamentals in emerging economies remain strong. The fiscal and debt positions of numerous markets are significantly better than many developed economies that have fiscal deficits higher than 10% of GDP. Corporate valuations are reasonable, trading only at long-term median levels and still at a small discount to developed markets on a price/earnings basis. Looking ahead, earnings recovery is required to drive the next leg of emerging market returns. We believe our global research platform and bottom-up approach should be a benefit as stock prices move more in line with fundamentals than economic news.

However, numerous challenges remain, and short-term setbacks could result from inflationary pressures and geopolitical troubles. While emerging markets have become less vulnerable to external events than in the past, we are mindful that global connections abound and that no region is immune from events in any other region. European weakness could, for example, constrain growth in other parts of the world. We remind investors that this fund can be extremely volatile and should represent a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Gonzalo Pángaro
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 13, 2010

The chairman of the fund’s Investment Advisory Committee has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 27.61	$ 17.88	$ 48.99	$ 30.07	$ 23.81	$ 17.00
Investment activities						
Net investment income	0.02	0.16	0.79	0.41	0.24	0.26
Net realized and unrealized gain (loss)	3.43	10.17	(28.66)	19.94	7.24	6.76
Total from investment activities	3.45	10.33	(27.87)	20.35	7.48	7.02
Distributions						
Net investment income	(0.15)	(0.61)	(0.30)	(0.24)	(0.18)	(0.04)
Net realized gain	–	–	(2.95)	(1.20)	(1.05)	(0.18)
Total distributions	(0.15)	(0.61)	(3.25)	(1.44)	(1.23)	(0.22)
Redemption fees added to paid-in capital	–	0.01	0.01	0.01	0.01	0.01
NET ASSET VALUE						
End of period	$ 30.91	$ 27.61	$ 17.88	$ 48.99	$ 30.07	$ 23.81

Ratios/Supplemental Data

Total return(1)	12.51%	60.05%	(60.61)%	70.42%	32.47%	41.75%
Ratio of total expenses to average net assets	1.28%(2)	1.32%	1.24%	1.20%	1.25%	1.27%
Ratio of net investment income to average net assets	0.11%(2)	0.79%	2.19%	1.13%	0.87%	1.23%
Portfolio turnover rate	12.2%	37.0%	30.9%	43.5%	49.4%	53.3%
Net assets, end of period (in millions)	$ 4,852	$ 4,291	$ 2,483	$ 4,833	$ 2,276	$ 1,295

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
ARGENTINA 1.3%		
Common Stocks 1.3%		
Tenaris, ADR (USD)	1,509,900	61,317
Total Argentina (Cost $36,844)		61,317
BRAZIL 17.2%		
Common Stocks 12.7%		
Banco do Brasil	1,152,900	19,891
BM&F Bovespa	6,264,015	41,442
BRF - Brasil Foods	1,912,928	24,981
Cielo	4,088,400	39,702
Lojas Renner	2,303,730	57,002
Petroleo Brasileiro, ADR (1 ADR represents 2 common shares) (USD)	1,586,000	67,294
Petroleo Brasileiro, ADR (1 ADR represents 2 preference shares) (USD)	3,039,700	115,326
Usinas Siderurgicas de Minas	1,233,600	38,763
Vale, ADR (1 ADR represents 1 common share) (USD)	3,473,200	106,384
Vale, ADR (1 ADR represents 1 preference 'A' share) (USD)	2,866,600	77,140
Weg	2,854,700	29,151
		617,076
Preferred Stocks 4.5%		
Banco Bradesco	3,345,210	61,217
Itau Unibanco	7,199,379	156,144
		217,361
Total Brazil (Cost $416,104)		834,437
CHILE 1.1%		
Common Stocks 1.1%		
Banco Santander Chile, ADR (USD)	282,200	18,594
La Polar	3,058,500	17,858

Common Stocks - China A-shares 0.9% (2)		
Anhui Conch Cement	1,726,782	9,386
China Merchants Bank	6,823,366	14,108
Ping An Insurance	1,555,605	11,221
Shenzhen Development Bank (1)	3,172,413	9,455
		44,170
Total China (Cost $594,657)		849,724
EGYPT 0.4%		
Common Stocks 0.4%		
EFG Hermes	3,136,617	20,327
Total Egypt (Cost $20,952)		20,327
HONG KONG 2.3%		
Common Stocks 2.3%		
Kingboard Chemical Holdings	6,875,800	37,136
Kingboard Chemical Holdings, Warrants, 10/31/12 (1)	687,580	1,086
Li & Fung	7,418,000	35,904
Lifestyle International Holdings	19,645,500	38,595
Total Hong Kong (Cost $68,949)		112,721
INDIA 9.3%		
Common Stocks 9.3%		
Adani Power (1)	7,171,164	20,177
Bajaj Auto	919,938	43,536
BF Investment (1)	429,366	1,738
BF Utilities (1)	429,366	8,633
Container Corporation of India	1,348,397	39,303
Educomp Solutions	1,015,600	15,589
Genpact (USD)(1)	1,307,900	22,077
GMR Infrastructure (1)	21,849,909	32,291

RUSSIA 7.7%

Common Stocks 7.7%

CTC Media (USD)	1,411,700	23,844
Eurasia Drilling, GDR (USD)	126,400	2,599
Gazprom, ADR (USD)	2,636,664	61,203
Magnit, GDR (USD)	2,042,500	38,074
Magnit CLS (USD)	67,926	5,951
Magnitogorsk Iron & Steel Works, GDR (USD)	613,020	8,248
Novatek, GDR (USD)	457,484	34,548
Rosneft Oil, GDR (USD)(1)	8,176,085	66,094
Sberbank (USD)	26,339,301	70,653
VimpelCom, ADR (USD)(1)	1,572,500	27,393
X5 Retail Group, GDR (USD)(1)	969,806	34,414
Total Russia (Cost $314,124)		373,021

SOUTH AFRICA 2.6%

Common Stocks 2.6%

AngloGold	1,457,798	61,178
MTN Group	2,463,307	36,263
Truworths International	4,030,000	28,871
Total South Africa (Cost $96,932)		126,312

SOUTH KOREA 12.3%

Common Stocks 12.3%

Amorepacific	31,105	23,479
Hana Financial Group	872,850	27,008
Hyundai Development	952,260	23,462
Hyundai Mobis	251,794	41,815
KCC	133,714	37,666
LG	597,634	40,570
LG Display	828,500	35,120

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 93% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A-shares During the six months ended April 30, 2010, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $561,273,000 and $549,580,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $1,084,595,000 of unused capital loss carryforwards, which expire: $73,627,000 in fiscal 2016 and $1,010,968,000 in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $3,232,684,000. Net unrealized gain aggregated $1,581,510,000 at period-end, of which $1,712,167,000 related to appreciated investments and $130,657,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had deferred tax liability of $388,000 attributable to foreign securities and $17,639,000 of foreign capital loss carryforwards, including $589,000 that expire in 2016 and $17,050,000 that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $84,000 for Price Associates; $910,000 for T. Rowe Price Services, Inc.; and $249,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2010, the fund was charged $65,000 for shareholder servicing costs related to the college savings plans, of which $51,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2010, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2010, the fund was allocated $114,000 of Spectrum Funds’ expenses and $1,285,000 of Retirement Funds’ expenses. Of these amounts, $876,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2010, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds and 27% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 92,776 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010